CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Millions	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
Net profit/(loss) for the year	$ 106.6	$ 2.1	$ 117.0	$ (19.2)	$ (42.1)
Items that may be reclassified to profit or loss:
Exchange rate adjustment arising from translation of entities using a functional currency different from USD	(0.2)	(0.2)	(0.3)	(0.2)	(0.2)
Fair value adjustment on hedging instruments	8.0	(0.5)	35.0	4.2	8.4
Fair value adjustment on hedging instruments transferred to income statement	1.3	1.3	4.3	2.6	8.7
Items that may not be reclassified to profit or loss:
Other comprehensive income/(loss) after tax	9.1	0.6	39.0	6.6	16.9
Total comprehensive income/(loss) for the year	$ 115.7	$ 2.7	$ 156.0	$ (12.6)	$ (25.2)